THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

                    REAVES SELECT RESEARCH FUND (THE "FUND")

    Supplement dated September 18, 2013 to the Class A Shares Prospectus and Institutional Class Shares Prospectus (collectively, the "Prospectuses") and
      Statement of Additional Information ("SAI") dated November 28, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUSES AND SAI.

Effective October 1, 2013, the Board of Trustees of the Trust has approved a change of the Fund's name to the Reaves Utilities and Energy Infrastructure Fund and the Fund's adoption of a corresponding 80% investment policy. Accordingly, the Prospectuses and SAI are amended and supplemented as follows:

     1. All references to "Reaves Select Research Fund" in the Prospectuses and SAI are hereby deleted and replaced with "Reaves Utilities and Energy Infrastructure Fund."

     2.   On page 2 in the Prospectuses, the "Principal Investment Strategies,"
          section is hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of domestic and foreign public utilities and energy companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of this policy, (a) utilities companies, including those organized as master limited partnerships ("MLPs"), are companies involved to a significant extent in providing infrastructure-related products, services or equipment for: (i) the generation, transmission or distribution of electricity, gas or water; or (ii) telecommunications activities ("Utilities" or the "Utilities Industry"); and (b) energy companies, including those organized as MLPs, are companies involved to a significant extent in infrastructure-related activities, such as the discovery, development, production, generation, transmission, refinement, measurement or distribution of energy ("Energy" or the "Energy Industry"). The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry, as applicable, if at least 50% of its assets, gross income or profits are committed to or derived from the activities described above. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies involved to a significant extent in the Utilities and/or Energy Industries. The Fund may invest in municipal utility companies, including rural electric cooperatives and similar organizations.

In selecting investments for the Fund, W. H. Reaves & Co., Inc. ("Reaves Asset Management" or "the Adviser") utilizes an active trading approach and seeks to identify securities that offer the potential for positive total return during a three to five year period, based on, among other factors, a company's market capitalization, balance sheet strength, expected dividends, and current and expected earnings and cash flow. The Adviser may sell a holding if its prospects for growth and income decline or when the Adviser deems it to be an unattractive investment.

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     3.   On page 12 in the SAI, the following non-fundamental policy is added to the "Investment Limitations" section:

7. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of domestic and foreign public utilities and energy companies. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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